UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

Republic Airways Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-49697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2007, Republic Airways Holdings Inc. (the “Company”) entered into an amendment to its employment agreement with each of Bryan K. Bedford, Chairman, President and Chief Executive Officer of the Company, Robert Hal Cooper, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, and Wayne C. Heller, Executive Vice President and Chief Operating Officer of the Company.

Pursuant to the amendment to Mr. Bedford’s employment agreement, the term of Mr. Bedford’s employment with the Company shall be extended until June 30, 2009.  Pursuant to the amendments to Mr. Cooper’s and Mr. Heller’s employment agreements, the term of Mr. Cooper’s and Mr. Heller’s employment with the Company shall be extended until July 31, 2009.

A copy of the amendments to Mr. Bedford’s, Mr. Cooper’s and Mr. Heller’s employment agreement are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

In connection with the amendments to the employment agreements, the Company granted to each of Messrs. Bedford, Cooper and Heller options to purchase 200,000 shares of the Company’s common stock at an exercise price per share equal to $19.12, the closing price of the Company’s common stock on The NASDAQ Global Select Market on September 4, 2007, the grant date.  These stock options vest over the extended term of the employment agreements (starting July 31, 2008 for Mr. Bedford and August 31, 2008 for Mr. Cooper and Mr. Heller) in twelve equal monthly installments on the last day of each month.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Amendment No. 3 to Second Amended and Restated Employment Agreement dated as of September 5, 2007 by and between the Company and Bryan K. Bedford.

10.2	Amendment No. 3 to Second Amended and Restated Employment Agreement dated as of September 5, 2007 by and between the Company and Robert Hal Cooper.

10.3	Amendment No. 3 to Second Amended and Restated Employment Agreement dated as of September 5, 2007 by and between the Company and Wayne C. Heller.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

Dated: September 5, 2007	By:	/s/ Robert H. Cooper
Name: Robert H. Cooper
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                                Description

10.1	Amendment No. 3 to Second Amended and Restated Employment Agreement dated as of September 5, 2007 by and between the Company and Bryan K. Bedford.

10.2	Amendment No. 3 to Second Amended and Restated Employment Agreement dated as of September 5, 2007 by and between the Company and Robert Hal Cooper.

10.3	Amendment No. 3 to Second Amended and Restated Employment Agreement dated as of September 5, 2007 by and between the Company and Wayne C. Heller.